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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 1, 2000 relating to the consolidated financial statements, which appears in HealthCentral.com's Annual Report on Form 10-K/A for the year ended December 31, 1999.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
San Jose, California
July 31, 2000